Supplement dated February 20, 2024, to the Prospectus dated May 1, 2013, for

Individual Retirement Bonus Product

issued by Empower Annuity Insurance Company of America

COLI VUL-4 Series Account

This Supplement amends certain information contained in your variable life insurance policy (“Policy”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

In a supplement dated January 17, 2024, to the prospectuses, summary prospectuses and Statement of Additional Information for the Delaware Funds by Macquarie®, investors in the variable insurance product funds were informed of changes to the names of the Funds and names of the share classes. These changes will be effective upon the date of each Fund’s 2024 prospectus.

The names of the following Funds available under your Policy will be changed as set forth below. With respect to your Prospectus, on May 1, 2024, all references to the Current Fund Name are replaced with the New Fund Name.

CURRENT FUND NAME	NEW FUND NAME
Delaware VIP Small Cap Value Series – Service Class	Macquarie VIP Small Cap Value Series - Service Class

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If you have any questions regarding this Supplement please contact your investment professional or us by calling toll free at 1-800-456-6330. You may also obtain Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please keep this Supplement for future reference.